FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Disclosure of information about key assumptions to measure fair value of warrants [Table Text Block]
	June 30, 2025
	Series 2024	Series 2023	Series 2021

Expected volatility	76.30%	71.37%	68.4%
Share price (Canadian Dollar)	3.39	3.39	3.39
Expected life (in years)	1.389	0.616	0.863
Risk-free interest rate	2.60%	4.36%	4.33%
Expected dividend yield	0%	0%	0%

Per Warrant (Canadian Dollar)	$0.954	$0.012	$0
Total Warrants (Canadian Dollar in thousands)	$708	$12	$0